                                                                  EXHIBIT 10.112

                   AMENDMENT TO THE NEXELL THERAPEUTICS, INC.
                          RETENTION AND SEVERANCE PLAN
                                       AND
                            SUMMARY PLAN DESCRIPTION

         WHEREAS, Nexell Therapeutics, Inc. ("Company") previously established the Nexell Therapeutics, Inc. Retention and Severance Plan for Employees ("Plan"); and

         WHEREAS, the Company reserved the right to amend the Plan; and

         WHEREAS, the Company desires to amend the Plan to extend certain dates related to the eligibility for a severance benefit;

         NOW, THEREFORE, the Plan is amended by deleting the first sentence of
Section 2.1 and replacing it with the following:


         "An Employee whose employment with the Company is involuntarily terminated on or after July 24, 2001 but no later than June 30, 2002, other than for cause as defined below, shall be eligible to receive a Severance Benefit."

         IN WITNESS WHEREOF, the Company has caused this amendment to be executed this 25/th/ day of March, 2002.

                                        NEXELL THERAPEUTICS, INC.

                                        By_________________________________
                                        William A. Albright, Jr.
                                        President and CEO